UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K/A is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Explanatory Note

This Current Report on Form 8-K/A amends and restates Item 2.05 of Form 8-K filed by Great Plains Energy and KCP&L (collectively, the “Companies”) on March 10, 2011 (the “Original Filing”).    At the time of the Original Filing, the Companies could not provide an estimate or a range of estimates of the amounts expected to be incurred in connection with the organizational realignment and voluntary separation program. Because the Companies can now provide such estimates, the Companies are filing this Current Report on Form 8-K/A to include such information in Item 2.05.  The disclosure contained in Item 2.05 of the Original Filing is hereby replaced in its entirety by the disclosure contained in Item 2.05 of this Form 8-K/A.

Item 2.05	Costs Associated with Exit or Disposal Activities

On March 10, 2011, the Companies announced an organizational realignment process and a voluntary separation program (the “Program”) to assist the Companies’ management of overall costs within the level reflected in the Companies’ retail electric rates, and to enhance organizational efficiency.  Savings from the realignment process and Program, including approximately $14.9 million in labor costs on an annual basis, are expected to partially offset projected cost increases.   Under the Program, all non-union employees of the Companies could voluntarily elect to separate from the Companies and receive a severance payment equal to two weeks of salary for every year of employment, with a minimum severance payment equal to 14 weeks of salary.  Employees making elections generally will separate from the Companies on April 30, 2011.  Approximately 140 employees made such elections.  The organizational realignment process is expected to eliminate approximately 150 non-union positions.  Employees whose positions are eliminated in the organizational realignment process, but who did not voluntarily elect to separate from the Companies, will be placed in other positions.

Great Plains Energy and KCP&L expect to incur total costs of approximately $14.2 million and $9.9 million, respectively, in connection with the Program. All of the estimated costs will be paid in cash, and substantially all of such costs will be paid in the second quarter of 2011. Great Plains Energy and KCP&L will recognize approximately $9.7 million and $6.8 million, respectively, of these total costs in the first quarter of 2011.

The Companies are currently assessing if a material pension settlement charge may result from the Program as a result of accelerated pension distributions. If a pension settlement charge is incurred, the Companies expect to defer the charge and recover it over future periods pursuant to existing and past regulatory agreements. Additionally, the Companies will file an amendment to this Current Report on Form 8-K/A within four business days after they determine the amount or range of amounts of any material settlement charge. The amount of accelerated pension distributions resulting from the Program may also result in increased pension funding requirements in 2011 under the Employee Retirement Income Security Act of 1974, as amended.

Forward-looking statements

Statements made in this Current Report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations.  In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information.  These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the Companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission.  Each forward-looking statement speaks only as of the date of the particular statement.  Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Lori A. Wright
Lori A. Wright
Vice President and Controller

KANSAS CITY POWER & LIGHT COMPANY

/s/ Lori A. Wright
Lori A. Wright
Vice President and Controller

Date: April 14, 2011